Exhibit 10.2
Certain information in this document identified by brackets [***] has been omitted because it is both (i) not material and (ii) the type that Twist Bioscience Corporation customarily and actually treats as private and confidential.

LICENSE AGREEMENT
THIS LICENSE AGREEMENT (the “Agreement”), dated as of May 2, 2025, is entered into by and between Twist Bioscience Corporation, a Delaware corporation (“Seller”), and Atlas Data Storage, Inc., a Delaware corporation (“Purchaser”). Each of Seller and Purchaser are sometimes individually referred to herein as a “Party” and collectively as the “Parties”.
RECITALS
WHEREAS, the Parties are entering into that certain Contribution Agreement on even date herewith (the “Contribution Agreement”), pursuant to which Purchaser is acquiring certain assets of Seller, including Seller-Owned Registered IP, and Purchaser is receiving a license to the Licensed Assets (as those terms are defined in the Contribution Agreement);
WHEREAS, Seller now desires to obtain a license to the Purchaser Licensed IP (as defined below), and Purchaser is willing to grant such license to Seller; and
WHEREAS, the Contribution Agreement contemplates the Parties shall enter into this Agreement providing for Purchaser to grant a license under certain Intellectual Property Rights acquired by Purchaser pursuant to the Contribution Agreement to Seller for limited use as stated herein.
AGREEMENT
NOW, THEREFORE, in consideration of the foregoing premises and the respective representations, warranties, covenants and agreements contained herein, and for other good and valuable consideration, including the Contribution Agreement, the sufficiency of which is hereby acknowledged, the Parties hereby agree as follows.
1.1License Grant. Subject to the term and conditions of this Agreement, Purchaser hereby grants to Seller a [***], fully transferable and sublicensable (solely in accordance with Section 1.3 below) right and license in, to and under Purchaser’s rights in the Purchaser Licensed IP (as defined below) to [***].
1.2Purchaser Licensed IP. As used herein, “Purchaser Licensed IP” means (i) [***] that are [***] and identified on [***]; and (ii) all Intellectual Property Rights that are both (A) [***] on the terms set forth herein, and (B) [***] included among the [***], provided that: (1) [***], and (2) [***].
1.3Sublicenses. Seller may grant sublicenses (through multiple tiers) of the rights or licenses granted under Section 1.1 solely within the Seller Field; provided, that: (a) each such sublicensee shall be bound by all obligations of Seller under this Agreement relating to such right and license; and (b) Seller shall be responsible and liable for any breach of any of the applicable terms and conditions of this Agreement by any such sublicensee.
1.4Limitations and Reservation of Rights. Seller acknowledges that, as between Seller and Purchaser, Purchaser is the owner of the Purchaser Licensed IP, and, except as provided in this Agreement, Seller shall have no right, title or interest in or to any intellectual property rights otherwise obtained, acquired or developed by Purchaser or any third party. Seller covenants and agrees that it shall not Exploit (defined below) the Purchaser Licensed IP for any purpose not expressly permitted herein, including [***]. There are no implied rights or licenses granted to Seller under this Agreement or the Contribution Agreement. Seller further acknowledges that all rights and licenses granted herein are subject to all rights and licenses in and to the Intellectual Property Rights licensed or sublicensed hereunder that may have been granted to any third party on or prior to the date hereof. As used herein, “Exploit” or “Exploitation” means, with respect to an item of Purchaser Licensed IP, to use, make, have made, sell, offer to sell, import, and otherwise exploit, directly or indirectly, a product or service that the manufacture, use, sale, offering to sell, importing or exploitation.
1.5Liability. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, EACH PARTY ACKNOWLEDGES AND AGREES THAT NO PARTY HAS MADE, IS MAKING OR WILL MAKE, AND SUCH PARTY HAS NOT RELIED, IS NOT RELYING AND WILL NOT RELY ON, AND EACH PARTY HEREBY DISCLAIMS, ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AT LAW OR IN EQUITY, WITH RESPECT TO THE ANY OF THE PARTIES, THEIR RESPECTIVE INTELLECTUAL PROPERTY, THE TRANSACTIONS CONTEMPLATED HEREBY OR THE ACCURACY OR COMPLETENESS OF ANY INFORMATION REGARDING ANY OF THE FOREGOING, INCLUDING ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY WARRANTY OF TITLE OR NONINFRINGEMENT. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, PURCHASER LICENSED IP ARE PROVIDED AND LICENSED “AS IS” AND WITH ALL FAULTS. PURCHASER IS NOT REQUIRED TO AND INCURS NO OBLIGATION TO ENFORCE ITS RIGHTS IN PURCHASER LICENSED IP AGAINST ANY PERSON NOT A PARTY TO THIS AGREEMENT. EXCEPT FOR BREACHES OF THIS AGREEMENT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, PURCHASER SHALL NOT BE LIABLE TO SELLER HEREUNDER, UNDER ANY LEGAL OR EQUITABLE THEORY, FOR ANY INDIRECT, SPECIAL, INCIDENTAL, OR CONSEQUENTIAL DAMAGES OF ANY KIND EVEN IF SELLER HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.
1.6Miscellaneous.
(a)No Party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of each other party hereto, except that [***]. Any attempted assignment in violation of this Section 1.6(a) shall be null and void and of no effect.
(b)Capitalized terms used but not defined herein shall have the meaning set forth in the Contribution Agreement. This Agreement, together with the Contribution Agreement, constitutes the entire agreement of the Parties relating to the subject matter hereof and supersedes all prior and contemporaneous agreements, negotiations, correspondence, undertakings and communications of the Parties, oral or written, respecting such subject matter. Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement or, in the case of a waiver, by each party against whom the waiver is to be effective.

(c)The provisions of this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. No provision of this Agreement is intended to confer any rights, benefits, remedies, obligations or liabilities hereunder upon any Person other than the parties hereto and their respective successors and assigns.
(d)This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware (including in respect of the statute of limitations or other limitations period applicable to any claim, controversy or dispute hereunder), without giving effect to principles of conflicts of laws that would require the application of the laws of any other jurisdiction.
(e)This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by all of the other parties hereto. Until and unless each party has received a counterpart hereof signed by the other party hereto, this Agreement shall have no effect and no party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication). The exchange of a fully executed Agreement (in counterparts or otherwise) by electronic transmission in .PDF format or by facsimile shall be sufficient to bind the parties to the terms and conditions of this Agreement.
(f)The words “hereof,” “herein” and “hereunder” and words of like import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof. References to Articles and Sections are to Articles and Sections of this Agreement unless otherwise specified. Any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation,” whether or not they are in fact followed by those words or words of like import.
[Signature page follows]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed by their respective authorized officers as of the date first above written.

Purchaser:                    ATLAS DATA STORAGE, INC.
By: /s/ Varun Mehta
Name: Varun Mehta
Title: Chief Executive Officer

[Signature Page to License Agreement]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed by their respective authorized officers as of the date first above written.

Seller:                        TWIST BIOSCIENCE CORPORATION
By: /s/ Emily Leproust
Name: Emily Leproust
Title: CEO

[Signature Page to License Agreement]